UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:           12/31

Date of reporting period:        12/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.

     Seligman
     Communications and
     Information Fund, Inc.

Annual Report
December 31, 2006

Seeking Capital Gain by
Investing in Companies
Operating in the
Communications,
Information, and
Related Industries

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance Overview	5

Portfolio Overview	8

Understanding and
Comparing Your
Fund’s Expenses	10

Portfolio of Investments	11

Statement of
Assets and Liabilities	14

Statement of
Operations	15

Statements of
Changes in Net Assets	16

Notes to Financial
Statements	17

Financial Highlights	27

Report of Independent
Registered Public
Accounting Firm	33

Matters Relating to the
Directors’ Consideration
of the Continuance of the
Management Agreement	34

Directors and Officers	38

Additional Fund
Information	42

          To The Shareholder

We are pleased to present your annual shareholder report for Seligman Communications and Information Fund, Inc. The report contains an interview with your portfolio managers, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman Communications and Information Fund delivered a total return of 21.8% based on the net asset value of Class A shares. The Fund’s investment results for the period far exceeded those of its peers, measured by the Lipper Science & Technology Funds Average, which returned 7.2% . The Fund’s performance also surpassed considerably its benchmark, the Goldman Sachs Technology Index, which returned 9.0% for the same period.

Thank you for your continued support of Seligman Communications and Information Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
	(800) 221-2450	Shareholder Services
	(800) 445-1777	Retirement Plan Services
	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Paul H. Wick, Ajay Diwan, and Reema D. Shah

Q.	How did Seligman Communications and Information Fund perform during the year ended December 31, 2006?

A.	For the year ended December 31, 2006, Seligman Communications and Information Fund delivered a total return of 21.8% based on the net asset value of Class A shares. The Fund’s investment results for the period far exceeded those of its peers, measured by the Lipper Science & Technology Funds Average, which returned 7.2%. The Fund’s performance also surpassed considerably those of its benchmark, the Goldman Sachs Technology Index, which returned 9.0% for the same period.

Q.	What market conditions and economic events materially affected the Fund’s performance during the year ended December 31, 2006?

A.	Technology markets ended the year on a solid note, but not without presenting many challenges along the way. Tech stocks peaked very early in January of 2006 and then remained relatively benign through May. Investor uncertainty over rising global interest rates and inflation, as well as waning consumer sentiment, led to a general equity market sell-off that lasted from mid-May through July. Technology markets declined precipitously as a result. We took advantage of the pullback, viewing it as an opportunity to purchase attractive companies at depressed valuations. Concerns over inventory overbuilds disappeared and, in late July, tech stocks began to trade up, gaining momentum through the remainder of the year.

Consolidation played a tremendous role in tech’s success in 2006. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Many tech companies, flush with cash, have found themselves under pressure from shareholders to put it to work, either through share repurchases or acquisitions. Rather than starting new companies, we are seeing buyouts of existing companies. Merger and acquisitions (M&A) activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion. We expect that this activity will continue. Industry fundamentals have been generally

A TEAM APPROACH

Seligman Communications and Information Fund, Inc. is managed by the Seligman Technology Group, led by Paul H. Wick. Mr. Wick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include Sean Collins (trader), George Chang (trader), Ajay Diwan, Frank Fay (trader), Srida Joisa, Chris Kim, Benjamin Lu, Richard Parower, Sangeeth Peruri, Quang Pham, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Interview With Your Portfolio Managers
Paul H. Wick, Ajay Diwan, and Reema D. Shah

strong and we are beginning to see the leading tech companies getting back to their previous peak margin levels.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the year?

A.	The Fund’s investment results, relative to the unmanaged benchmark, the Goldman Sachs Technology Index, is a prime example of the benefits of an actively managed portfolio, as stock selection was the driving force behind the Fund’s considerable outperformance. The Fund’s largest industry allocation, and by far the largest contributing area to the Fund’s robust investment results for the year, was Software. The industry was the strongest performing area of the benchmark Goldman Sachs Technology Index for the period, and the Fund’s considerable overweight (double that of the benchmark) compounded with excellent stock selection was rewarded handsomely (more than double that of the benchmark). We believe that, in general, software companies have presented very attractive margin characteristics given the cost of goods sold on incremental sales is minimal and that they tend to have strong cash flows given the limited capital expenditures required. Further, while the industry has matured and growth has moderated, maintenance has become a larger part of the business. Long-term maintenance contracts are a source of recurring revenue, especially appealing to valuation conscious investors. Three of the largest individual contributors to performance were software companies: Mercury Interactive, Synopsys, and Amdocs. The Fund benefited from a sizable position in Mercury Interactive, which was acquired at an attractive premium during the year by Hewlett-Packard. Synopsys, a company that writes software used to design semiconductors, delivered strong performance in 2006, likely a result of their cost cutting and improving operating margins. Amdocs is a leading customer care and billing services subcontractor. The company experienced strong revenue growth in 2006 through strategic product development and M&A activity and it was reflected in its stock price. Though we unwound our position in Microsoft during the first half of the year, its disappointing performance dragged on the Fund’s investment results enough to warrant it a spot among the top performance detractors for the year.

The Semiconductors and Semiconductor Equipment industry also provided positive investment results for the Fund, despite this being an area in which it was relatively overweight as well as an area that delivered negative results for the benchmark. Faced with an inventory correction, semiconductors were hard hit in 2006. As tech stocks largely rebounded in the second half of the year, semiconductors were unable to fully recover. Marvell Technology Group, a Semiconductors company, was the largest individual lag on the Fund’s performance in 2006. Apart from Marvell, a position that was eliminated from the portfolio during the second half, stock selection was elemental to the Fund’s strong performance. MEMC Electronic Materials, a company that supplies bare silicon wafers to virtually every chip maker in the world, was among the top contributors to Fund performance for the year. Also one of the largest contributors to the Fund’s performance in 2005, MEMC Electronic Materials delivered strong results for the Fund before its position was eliminated in the first half of 2006.

Interview With Your Portfolio Managers
Paul H. Wick, Ajay Diwan, and Reema D. Shah

SanDisk and Avid Technology in the Computers and Peripherals industry were among the portfolio’s bottom-performers. SanDisk, which supplies flash-memory storage chips used in consumer electronics, posted negative performance, faced with an inventory glut and acquisition-related charges. The stock of Avid Technology, which makes film and music editing equipment, also ended the year in negative territory. The company, which recorded a loss for the year, found itself weighed down by various charges and missed earnings expectations. Both positions had been eliminated from the portfolio by year-end.

Our exposure to Internet Software and Services, an area that delivered negative results for the benchmark, had a positive impact on Fund performance as a result of superior stock selection. The weakest areas of performance for the Fund were the Fund’s lightest weightings: Health Care Equipment and Supplies, and Wireless Telecomm. The impact on overall Fund performance, however, was negligible, given the significant outperformance in the heavily weighted Software industry.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) waived a portion of its management fee equal to 0.05% per annum of the Fund’s net assets for the period June 1, 2004 through May 31, 2006. Absent such waiver, total returns that include this period would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge; Class B shares, without the 5% CDSC and converted to Class A shares; and Class D shares, without the 1% CDSC, with $10,000 investments made in the Goldman Sachs Technology Index and the Standard and Poor’s 500 Composite Stock Price Index (S&P 500) for the 10-year period ended December 31, 2006. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B and Class D shares, based on the differences in sales charges and fees paid by shareholders. Both indices exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2006

		Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
Class A
With Sales Charge	10.91%	16.02%	4.38%	8.71%	n/a	n/a	n/a
Without Sales Charge	16.43	21.80	5.40	9.24	n/a	n/a	n/a
Class B
With CDSC†	10.95	15.88	4.25	n/a	n/a	n/a	n/a
Without CDSC	15.95	20.88	4.59	8.58 ‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	13.83	18.71	4.40	n/a	3.93%	n/a	n/a
Without Sales Charge and CDSC	15.99	20.92	4.61	n/a	4.07	n/a	n/a
Class D
With 1% CDSC	15.00	19.94	n/a	n/a	n/a	n/a	n/a
Without CDSC	16.00	20.94	4.61	8.41	n/a	n/a	n/a
Class I	16.72	22.42	5.92	n/a	n/a	6.76%	n/a
Class R
With 1% CDSC	15.28	20.52	n/a	n/a	n/a	n/a	n/a
Without CDSC	16.28	21.52	n/a	n/a	n/a	n/a	19.14%
Benchmarks**
Goldman Sachs Technology Index	14.98	8.98	1.05	6.32	(3.10)	0.68	13.76
S&P 500 Index	12.73	15.78	6.18	8.41	2.96	6.25	14.66
Lipper Science & Technology
Funds Average	9.99	7.20	1.03	6.80	(1.16)	1.21	15.02

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/06	$33.24	$28.42	$28.44	$28.42	$34.07	$32.92
6/30/06	28.55	24.51	24.52	24.50	29.19	28.31
12/31/05	27.29	23.51	23.52	23.50	27.83	27.09

*	Returns for periods of less than one year are not annualized.

**	The Goldman Sachs Technology Index, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), and the Lipper Science & Technology Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges, and the Goldman Sachs Technology Index and the S&P 500 Index do not reflect any taxes, fees or sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The Goldman Sachs Technology Index is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.

††	The CDSC is 1% if you sell your shares within 18 months of purchase.

‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
For the Year Ended December 31, 2006

Top Contributors		Top Detractors
	Impact		Impact
Security	on NAV	Security	on NAV
Mercury Interactive	$1.59	Marvell Technology Group	$(0.15)
MEMC Electronic Materials	0.62	SanDisk	(0.13)
Synopsys	0.55	Avid Technology	(0.12)
Amdocs	0.50	Microsoft	(0.12)
Digital River	0.41	Maxim Integrated Products	(0.10)
Seagate Technology	0.31	Yahoo!	(0.10)
Symantec	0.29	QUALCOMM	(0.08)
McAfee	0.25	Broadcom (Class A)	(0.07)
Oracle	0.23	Linear Technology	(0.06)
Cisco Systems	0.22	Juniper Networks	(0.06)
Total	$4.97	Total	$(0.99)

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Portfolio Overview

Diversification of Net Assets
December 31, 2006

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2006	2005	*
Common Stocks:
Application Software	5	$195,347,034	$200,841,951	5.4	11.4
Broadcast and Cable Television	—	—	—	—	0.9
Communications Equipment	5	314,265,169	339,620,326	9.1	7.4
Computer Hardware	2	140,828,036	148,936,200	4.0	4.0
Computer Storage and Peripherals	4	333,804,420	383,305,710	10.2	7.2
Consumer Software	1	48,892,869	50,344,212	1.3	1.0
Data Processing and Outsourced Services	—	—	—	—	0.5
Electronic Equipment Manufacturers	3	72,857,258	90,079,303	2.4	3.0
Electronic Manufacturing Services	—	—	—	—	0.7
Health Care Equipment	3	96,162,865	104,153,008	2.8	4.4
Health Care Supplies	1	12,916,482	13,092,500	0.4	—
Integrated Telecommunication Services	—	—	—	—	0.7
Internet and Catalog Retail	—	—	—	—	1.9
Internet Software and Services	7	788,419,831	829,387,137	22.1	13.0
IT Consulting and Other Services	2	164,049,753	208,777,000	5.6	6.0
Life Sciences Tools and Services	1	19,875,986	20,007,000	0.5	0.6
Semiconductor Equipment	5	376,283,432	390,953,384	10.4	8.1
Semiconductors	6	154,014,682	157,256,301	4.2	9.9
Systems Software	3	147,861,098	148,732,325	4.0	8.4
Technical Software	2	281,551,512	329,672,250	8.8	7.4
Technology Distributors	1	18,638,850	18,930,000	0.5	—
Wireless Telecommunication Services	1	46,498,165	46,783,440	1.2	0.8
Total Common Stocks	52	3,212,267,442	3,480,872,047	92.9	97.3
Venture Capital Investments	33	27,880,280	6,530,051	0.2	0.3
Short-Term Holdings and
Other Assets Less Liabilities	4	261,372,189	261,438,492	6.9	2.4
Net Assets	89	$3,501,519,911	$3,748,840,590	100.0	100.0

*	Restated to conform to the currrent year’s classifications.

Largest Industries
December 31, 2006

Portfolio Overview

Largest Portfolio Holdings†

December 31, 2006
Security	Value	Percent of Net Assets
McAfee	$248,265,203	6.6
Synopsys	240,570,000	6.4
Symantec	232,477,500	6.2
VeriSign	184,222,999	4.9
Amdocs	166,624,999	4.4
QUALCOMM	166,276,000	4.4
Seagate Technology	156,463,950	4.2
KLA-Tencor	144,548,625	3.9
Cymer	120,765,810	3.2
EMC	103,620,000	2.8

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes short-term holdings.

Largest Portfolio Changes

During Past Six Months
Largest Purchases	Largest Sales
QUALCOMM	Mercury Interactive**
Hewlett-Packard	Oracle**
BMC Software	Maxim Integrated Products**
Applied Materials*	Lam Research**
Parametric Technology*	Motorola**
THQ*	Quest Software**
Yahoo!*	Freescale Semiconductor (Class A)**
Cytyc*	Integrated Device Technology
VeriSign	Marvell Technology Group**
EMC	Amphenol (Class A)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006, and held for the entire six-month period ended December 31, 2006.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	7/1/06	Ratio*	12/31/06	7/1/06 to 12/31/06	12/31/06	7/1/06 to 12/31/06
Class A	$1,000.00	1.51%	$1,164.30	$ 8.24	$1,017.59	$ 7.68
Class B	1,000.00	2.26	1,159.50	12.30	1,013.81	11.47
Class C	1,000.00	2.26	1,159.90	12.30	1,013.81	11.47
Class D	1,000.00	2.26	1,160.00	12.30	1,013.81	11.47
Class I	1,000.00	1.04	1,167.20	5.68	1,019.96	5.30
Class R	1,000.00	1.76	1,162.80	9.59	1,016.33	8.94

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2006

	Shares	Value
Common Stocks 92.9%

Application Software 5.4%
Autodesk	1,800,000	$ 72,828,000
Business Objects (ADR)*	1,504,592	59,356,154
Kronos	423,300	15,552,042
Parametric Technology*	2,783,000	50,149,660
salesforce.com*	81,100	2,956,095
		200,841,951

Communications Equipment 9.1%
Cisco Systems*	3,180,000	86,909,400
Corning*	2,620,000	49,020,200
Nokia (ADR)	956,500	19,436,080
QUALCOMM	4,400,000	166,276,000
Research In Motion*	140,700	17,978,646
		339,620,326

Computer Hardware 4.0%
Apple*	600,000	50,904,000
Hewlett-Packard	2,380,000	98,032,200
		148,936,200

Computer Storage and Peripherals 10.2%
Electronics for Imaging*ø	2,930,000	77,879,400
EMC*	7,850,000	103,620,000
Komag*	1,197,000	45,342,360
Seagate Technology	5,904,300	156,463,950
		383,305,710

Consumer Software 1.3%
THQ*	1,548,100	50,344,212

Electronic Equipment Manufacturers 2.4%
HON HAI Precision Industry	5,622,000	40,101,703
IPG Photonics	174,400	4,185,600
Orbotech*ø	1,800,000	45,792,000
		90,079,303

Health Care Equipment 2.8%
American Medical Systems Holdings*	1,400,400	25,935,408
Cytyc*	1,568,200	44,380,060
Stryker	614,000	33,837,540
		104,153,008

See footnotes on page 13.

Portfolio of Investments
December 31, 2006

	Shares	Value

Health Care Supplies 0.4%
Gen-Probe*	250,000	$ 13,092,500

Internet Software and Services 22.1%
Digital River*ø	1,611,500	89,905,585
Google (Class A)*	61,000	28,089,280
McAfee*ø	8,747,893	248,265,203
Sina*	345,100	9,904,370
Symantec*	11,150,000	232,477,500
VeriSign*	7,660,000	184,222,999
Yahoo!*	1,430,000	36,522,200
		829,387,137

IT Consulting and Other Services 5.6%
Amdocs*	4,300,000	166,624,999
Satyam Computer Services	3,835,280	42,152,001
		208,777,000

Life Sciences Tools and Services 0.5%
PerkinElmer	900,000	20,007,000

Semiconductor Equipment 10.4%
Applied Materials*	3,125,000	57,656,250
ASML Holding (NY shares)*	2,000,000	49,259,999
Cymer*ø	2,747,800	120,765,810
FEI*	710,000	18,722,700
KLA-Tencor	2,905,500	144,548,625
		390,953,384

Semiconductors 4.2%
ARM Holdings	8,187,489	20,165,795
Integrated Device Technology*	582,400	9,015,553
Monolithic Power Systems*ø	1,500,000	16,665,000
ON Semiconductor	2,540,000	19,227,800
Semtech*	1,469,900	19,211,593
Texas Instruments	2,533,700	72,970,560
		157,256,301

Systems Software 4.0%
BMC Software*	2,935,000	94,507,000
Check Point Software Technologies*	857,200	18,789,825
Citrix Systems*	1,310,000	35,435,500
		148,732,325

See footnotes on page 13.

Portfolio of Investments
December 31, 2006

	Shares or
	Principal Amount		Value
Technical Software 8.8%
Cadence Design Systems*	4,975,000	shs.	$ 89,102,250
Synopsys*ø	9,000,000		240,570,000
			329,672,250

Technology Distributors 0.5%
Arrow Electronics*	600,000		18,930,000

Wireless Telecommunication Services 1.2%
NII Holdings*	726,000		46,783,440

Total Common Stocks (Cost $3,212,267,442)			3,480,872,047

Venture Capital Investments† (Cost $27,880,280) 0.2%			6,530,051

Short-Term Holdings 8.6%

Repurchase Agreement 0.6%
State Street Bank 4.35%, dated 12/29/06 maturing
1/2/07 in the amount of $23,794,495, collateralized by:
$24,170,000 US Treasury Notes 4.5%, 2/15/16 with
a fair market value of $24,260,638	$ 23,783,000		23,783,000

Time Deposits 8.0%
ABN AMRO Bank, Grand Cayman, 5.13%, 1/3/07	100,000,000		100,000,000
Citibank, Nassau, 5.19%, 1/3/07	100,000,000		100,000,000
Royal Bank of Scotland, 5.2%, 1/3/07	100,000,000		100,000,000
			300,000,000

Total Short-Term Holdings (Cost $323,783,000)			323,783,000

Total Investments (Cost $3,563,930,722) 101.7%			3,811,185,098

Other Assets Less Liabilities (1.7)%			(62,344,508)

Net Assets 100.0%			$3,748,840,590

*  Non-income producing security.
†  Restricted and non-income producing securities (Note 9).
ø  Affiliated issuers—Fund’s holdings representing 5% or more of the outstanding voting securities (Note 10).
ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value:
Common stocks* (cost $3,212,267,442)	$3,480,872,047
Venture capital investments (cost $27,880,280)	6,530,051
Short-term holdings (cost $323,783,000)	323,783,000
Total investments (cost $3,563,930,722)	3,811,185,098
Cash denominated in US dollars (includes restricted cash of $4,000)	54,644
Cash denominated in foreign currencies (cost $3,028,801)	3,095,104
Receivable for Capital Stock sold	12,281,405
Receivable for securities sold	10,236,770
Dividends and interest receivable	995,309
Expenses prepaid to shareholder service agent	359,640
Other	432,496
Total Assets	3,838,640,466
Liabilities:
Payable for securities purchased	66,242,172
Payable for Capital Stock repurchased	18,632,723
Management fee payable	2,858,368
Distribution and service (12b-1) fees payable	1,511,758
Accrued expenses and other	554,855
Total Liabilities	89,799,876
Net Assets	$3,748,840,590
Composition of Net Assets:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
118,370,219 shares outstanding):
Class A	$ 7,859,454
Class B	1,282,877
Class C	747,887
Class D	1,841,056
Class I	69,878
Class R	35,870
Additional paid-in capital	4,302,295,940
Accumulated net realized loss (Note 6)	(812,613,051)
Net unrealized appreciation of investments and foreign currency transactions	247,320,679
Net Assets	$3,748,840,590
Net Asset Value Per Share:
Class A ($2,612,743,738 ÷ 78,594,543 shares)	$33.24
Class B ($364,628,449 ÷ 12,828,772 shares)	$28.42
Class C ($212,695,249 ÷ 7,478,865 shares)	$28.44
Class D ($523,158,044 ÷ 18,410,555 shares)	$28.42
Class I ($23,805,131 ÷ 698,781 shares)	$34.07
Class R ($11,809,979 ÷ 358,703 shares)	$32.92

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $736,057,036 and a value of $839,842,998 (Note 10).

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Interest	$ 11,794,525
Dividends (net of foreign taxes withheld of $356,564)	10,035,904
Total Investment Income	21,830,429

Expenses:
Management fee	31,947,375
Distribution and service (12b-1) fees	17,304,253
Shareholder account services	10,615,024
Custody and related services	1,223,343
Shareholder reports and communications	447,943
Registration	338,389
Auditing and legal fees	138,202
Directors’ fees and expenses	96,762
Miscellaneous	341,002
Total Expenses Before Fee Waiver	62,452,293
Fee Waiver (Note 3)	(764,626)
Total Expenses After Fee Waiver	61,687,667
Net Investment Loss	(39,857,238)

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions*	423,420,430
Net realized gain on options written	1,126,421
Net change in unrealized appreciation of investments and foreign currency transactions	310,172,434
Net Gain on Investments	734,719,285
Increase in Net Assets from Operations	$694,862,047

* Includes net realized gain from affiliated issuers of $133,026,103 (Note 10).
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment loss	$(39,857,238)	$(49,895,674)
Net realized gain on investments and foreign
currency transactions	423,420,430	459,793,336
Net realized gain on options written	1,126,421	—
Net change in unrealized appreciation/depreciation of investments
and foreign currency transactions	310,172,434	(198,002,566)
Increase in Net Assets from Operations	694,862,047	211,895,096
Capital Share Transactions:
Net proceeds from sales of shares	349,209,255	215,659,429
Exchanged from associated funds	16,678,232	20,018,385
Total	365,887,487	235,677,814
Cost of shares repurchased	(726,575,622)	(876,101,287)
Exchanged into associated funds	(35,126,867)	(47,151,239)
Total	(761,702,489)	(923,252,526)
Decrease in Net Assets from Capital Share Transactions	(395,815,002)	(687,574,712)
Increase (Decrease) in Net Assets	299,047,045	(475,679,616)
Net Assets:
Beginning of year	3,449,793,545	3,925,473,161
End of Year (net of accumulated net investment
loss of $0 and $77,041, respectively)	$3,748,840,590	$3,449,793,545

See Notes to Financial Statements.

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural

Notes to Financial Statements

disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

d.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Notes to Financial Statements

	g.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

	h.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

	i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

	j.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets. The Manager waived a portion of its management fee equal to 0.05% per annum of the Fund’s average daily net assets for the two-year period beginning June 1, 2004. For the year ended December 31, 2006, the management fee waived by the Manager amounted to $764,626. For additional information, see Note 11 — Other Matters.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $258,219 from sales of Class A and Class C shares. Commissions of $1,988,405 and $101,711 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $6,088,272, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing

19

Notes to Financial Statements

other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $4,149,645, $1,933,362, $5,087,681, and $45,293, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees (12b-1) pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $620,268.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2006, such charges amounted to $114,136. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $10,615,024 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $813,600. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $77,041 was paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

Notes to Financial Statements

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2006, amounted to $6,259,298,434 and $6,869,576,626, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

	At December 31, 2006, the cost of investments for federal income tax purposes was $3,573,246,398. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $9,315,676.

	The tax basis components of accumulated earnings (losses) at December 31, 2006, are presented below.

	Gross unrealized appreciation of portfolio securities*	$295,739,851
	Gross unrealized depreciation of portfolio securities*	(57,801,151)
	Net unrealized appreciation of portfolio securities*	237,938,700
	Capital loss carryforwards	(803,290,460)
	Total accumulated losses	$(565,351,760)

	* Includes the effect of foreign currency transactions.

	At December 31, 2006, the Fund had capital loss carryforwards for federal income tax purposes of $803,290,460, which are available for offset against future taxable net capital gains, with $586,341,976 expiring in 2010 and $216,948,484 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

	During the year ended December 31, 2006, the Fund utilized $406,130,010 of prior years’ capital loss carryforwards to offset current year’s net capital gains.

Notes to Financial Statements

7.	Options Written — Transactions in options written during the year ended December 31, 2006, were as follows:

	Shares Subject
	To Call/Put	Premiums
Options outstanding, December 31, 2005	—	$—
Options written	800,000	1,138,701
Options expired	(730,000)	(1,024,234)
Options terminated in closing purchase transactions	(70,000)	(114,467)
Options outstanding, December 31, 2006	—	$—

8.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	8,184,174	$250,354,572	6,315,085	$159,805,244
Exchanged from associated funds	318,630	9,703,865	491,180	12,352,400
Converted from Class B*	3,895,641	117,183,636	5,087,784	130,923,322
Total	12,398,445	377,242,073	11,894,049	303,080,966
Cost of shares repurchased	(16,026,174)	(481,901,199)	(21,234,070)	(531,760,463)
Exchanged into associated funds	(672,859)	(20,132,997)	(1,049,904)	(26,089,496)
Total	(16,699,033)	(502,034,196)	(22,283,974)	(557,849,959)
Decrease	(4,300,588)	$(124,792,123)	(10,389,925)	$(254,768,993)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	777,717	$20,422,685	552,935	$12,072,771
Exchanged from associated funds	124,577	3,228,038	142,841	3,104,958
Total	902,294	23,650,723	695,776	15,177,729
Cost of shares repurchased	(3,891,461)	(100,668,691)	(7,304,204)	(157,780,149)
Exchanged into associated funds	(241,194)	(6,175,428)	(500,059)	(10,719,088)
Converted to Class A*	(4,535,033)	(117,183,636)	(5,885,265)	(130,923,322)
Total	(8,667,688)	(224,027,755)	(13,689,528)	(299,422,559)
Decrease	(7,765,394)	$(200,377,032)	(12,993,752)	$(284,244,830)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,516,723	$39,967,495	936,589	$20,804,550
Exchanged from associated funds	57,975	1,536,709	57,695	1,299,541
Total	1,574,698	41,504,204	994,284	22,104,091
Cost of shares repurchased	(1,551,373)	(39,894,341)	(2,255,426)	(48,753,408)
Exchanged into associated funds	(93,461)	(2,392,348)	(117,074)	(2,483,794)
Total	(1,644,834)	(42,286,689)	(2,372,500)	(51,237,202)
Decrease	(70,136)	$(782,485)	(1,378,216)	$(29,133,111)

See footnote on page 23.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	966,127	$25,303,485	749,683	$16,409,347
Exchanged from associated funds	84,329	2,209,620	151,399	3,255,192
Total	1,050,456	27,513,105	901,082	19,664,539
Cost of shares repurchased	(3,746,869)	(96,633,944)	(6,069,733)	(131,594,937)
Exchanged into associated funds	(252,051)	(6,418,708)	(365,690)	(7,858,861)
Total	(3,998,920)	(103,052,652)	(6,435,423)	(139,453,798)
Decrease	(2,948,464)	$(75,539,547)	(5,534,341)	$(119,789,259)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	200,432	$6,209,897	112,246	$2,874,464
Cost of shares repurchased	(154,568)	(4,894,928)	(192,980)	(5,006,150)
Increase (decrease)	45,864	$1,314,969	(80,734)	$(2,131,686)
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	233,288	$6,951,121	146,529	$3,693,053
Exchanged from associated funds	—	—	263	6,294
Total	233,288	6,951,121	146,792	3,699,347
Cost of shares repurchased	(86,323)	(2,582,519)	(47,404)	(1,206,180)
Exchanged into associated funds	(251)	(7,386)	—	—
Total	(86,574)	(2,589,905)	(47,404)	(1,206,180)
Increase	146,714	$4,361,216	99,388	$2,493,167

* Automatic conversion of Class B shares to Class A shares approximately eight years after their date of purchase.

9.	Restricted Securities — At December 31, 2006, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2006, are as follows:

	Acquisition
Investments	Date(s)	Shares	Cost	Value
Venture Capital Investments:
Convertible Preferred Stocks:
Cornice Series B	5/5/06	43,411,445	$5,012,361	$1,736,458
Coventor Series F	5/25/01	10,799	12,420	1,512
FlashPoint Technology Series E	9/10/99	246,914	1,000,844	—
Geographic Network Affiliates International Series A	12/29/99	20,000	2,002,218	—
Geographic Network Affiliates International Series B	12/5/01	100,000	—	—
GMP Companies Series A	9/15/99	200,000	1,002,743	37,340
GMP Companies Series B	4/3/00	111,111	1,999,998	74,522
GMP Companies Series C	6/3/02	15,969	542,946	20,229

Notes to Financial Statements

		Shares,
		Warrants or
	Acquisition	Principal
Investments	Date(s)	Amount		Cost	Value
Venture Capital Investments: (continued)
Convertible Preferred Stocks: (continued)
iBiquity Digital Series A	1/19/00	107,875	shs.	$1,001,189	$591,155
iBiquity Digital Series C	4/24/02	128,532		394,594	512,842
LifeMasters Supported SelfCare Series E	1/31/00	129,194		1,033,556	975,415
LifeMasters Supported SelfCare Series F	11/12/02	4,528		50,004	35,998
NeoPlanet Series C	2/18/00	425,412		2,000,001	—
Petroleum Place Series C	3/7/00	16,915		1,000,015	379,742
Techies.com Series C	1/27/00	235,294		1,999,999	—
Total Convertible Preferred Stocks				19,052,888	4,365,213
Common Stocks:
Access Data (Class A)	3/29/00	606,061		1,000,001	200,000
Coventor	3/8/00 to 5/25/01	942,320		1,083,580	—
Double-Take Software	4/14/00 to 12/14/06	151,163		1,394,885	1,557,584
Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—
etang.com	1/6/00	22,613		—	1,583
SensAble Technologies	4/5/00 to 10/1/04	1,883		1,000,000	—
VillagEDOCS	4/3/00 to 5/24/01	905,538		2,117,394	84,872
Workstream	3/23/00	2,601		322,766	1,456
Total Common Stocks				7,929,773	1,845,495
Convertible Promissory Notes and Warrants:
Cornice Series B 5%, 11/3/07	12/1/06	$301,770		301,770	301,770
Cornice (exercise price of $0.112177,
expiring 11/2/11)	12/1/06	301,770	wts.	—	—
Geographic Network Affiliates International
9%, payable on demand	12/5/01 to 3/12/02	$320,000		320,173	—
Geographic Network Affiliates International:
$10 exercise price expiring 12/5/08	12/15/01	8,000	wts.	—	—
$10 exercise price expiring 1/11/09	1/11/02	8,000		—	—
$10 exercise price expiring 2/4/09	2/4/02	8,000		—	—
$10 exercise price expiring 3/12/09	3/12/02	8,000		—	—
Techies.com 9%, payable on demand	6/7/00	$244,296		244,296	—
SensAble Technologies 8%, payable on demand*	12/30/03	31,380		31,380	17,573
Total Convertible Promissory Notes and Warrants				897,619	319,343
Total Venture Capital Investments				$27,880,280	$6,530,051
* Warrants attached.

Notes to Financial Statements

10.	Affiliated Issuers —As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2006, is as follows:

			Gross
			Purchases	Gross		Realized
	Beginning		and	Sales and	Ending	Gain	Ending
Affiliate	Shares		Additions	Reductions	Shares	(Loss)	Value
Cymer	375,000	(1)	2,372,800	—	2,747,800	$—	$120,765,810
Digital River	1,832,000		2,386,500	2,607,000	1,611,500 (2)	37,199,564	89,905,585
Electronics for Imaging	750,000	(1)	2,555,000	375,000	2,930,000	1,826,195	77,879,400
McAfee	4,620,000	(1)	5,176,500	1,048,607	8,747,893	3,744,864	248,265,203
Mercury Interactive	3,375,000	(1)	2,225,000	5,600,000	—	88,479,739	—
Monolithic Power
Systems	1,750,000		—	250,000	1,500,000	2,473,119	16,665,000
Orbotech	2,350,000		—	550,000	1,800,000	4,665,928	45,792,000
Synopsys	8,580,000		2,000,000	1,580,000	9,000,000	(5,363,306)	240,570,000
Total						$133,026,103	$839,842,998

(1) As of December 31, 2005, the Fund’s holding was less than 5% of the outstanding voting shares.
(2) As of December 31, 2006, the Fund’s holding was less than 5% of the outstanding voting shares.
There was no dividend income earned from these investments for the year ended December 31, 2006.

11.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee equal to 0.05% per annum of Seligman Communications and Information Fund’s average daily net assets for a two-year period beginning June 1, 2004.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

25

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

12.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

26

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$27.29	$25.42	$22.99	$16.16	$25.56
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.29)	(0.15)	(0.25)	(0.27)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	6.22	2.16	2.58	7.08	(9.13)
Total from Investment Operations	5.95	1.87	2.43	6.83	(9.40)
Net Asset Value, End of Year	$33.24	$27.29	$25.42	$22.99	$16.16

Total Return	21.80%	7.36%	10.57%#	42.26%	(36.78)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,612,744	$2,262,055	$2,371,647	$2,416,538	$1,875,512
Ratio of expenses to average net assets	1.49%	1.53%	1.51%	1.57%	1.59%
Ratio of net investment loss to
average net assets	(0.88)%	(1.16)%	(0.66)%	(1.33)%	(1.39)%
Portfolio turnover rate	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets	1.51%	1.58%	1.54%
Ratio of net investment loss to
average net assets	(0.90)%	(1.21)%	(0.69)%

See footnotes on page 32.

Financial Highlights

CLASS B

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$23.51	$22.08	$20.12	$14.25	$22.71
Income (Loss) from Investment Operations:
Net investment loss	(0.42)	(0.42)	(0.29)	(0.35)	(0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	5.33	1.85	2.25	6.22	(8.09)
Total from Investment Operations	4.91	1.43	1.96	5.87	(8.46)
Net Asset Value, End of Year	$28.42	$23.51	$22.08	$20.12	$14.25

Total Return	20.88%	6.48%	9.74%#	41.19%	(37.25)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$364,628	$484,252	$741,563	$887,662	$719,591
Ratio of expenses to average net assets	2.24%	2.28%	2.26%	2.32%	2.34%
Ratio of net investment loss
to average net assets	(1.63)%	(1.91)%	(1.41)%	(2.08)%	(2.14)%
Portfolio turnover rate	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets	2.26%	2.33%	2.29%
Ratio of net investment loss to
average net assets	(1.65)%	(1.96)%	(1.44)%

See footnotes on page 32.

Financial Highlights

CLASS C

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$23.52	$22.08	$20.12	$14.25	$22.70
Income (Loss) from Investment Operations:
Net investment loss	(0.42)	(0.42)	(0.29)	(0.35)	(0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	5.34	1.86	2.25	6.22	(8.08)
Total from Investment Operations	4.92	1.44	1.96	5.87	(8.45)
Net Asset Value, End of Year	$28.44	$23.52	$22.08	$20.12	$14.25

Total Return	20.92%	6.52%	9.74%#	41.19%	(37.22)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$212,695	$177,554	$197,103	$202,568	$154,859
Ratio of expenses to average net assets	2.24%	2.28%	2.26%	2.32%	2.34%
Ratio of net investment loss to
average net assets	(1.63)%	(1.91)%	(1.41)%	(2.08)%	(2.14)%
Portfolio turnover rate	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets	2.26%	2.33%	2.29%
Ratio of net investment loss to
average net assets	(1.65)%	(1.96)%	(1.44)%

See footnotes on page 32.

Financial Highlights

CLASS D

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$23.50	$22.06	$20.11	$14.24	$22.69
Income (Loss) from Investment Operations:
Net investment loss	(0.42)	(0.42)	(0.29)	(0.35)	(0.37)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	5.34	1.86	2.24	6.22	(8.08)
Total from Investment Operations	4.92	1.44	1.95	5.87	(8.45)
Net Asset Value, End of Year	$28.42	$23.50	$22.06	$20.11	$14.24

Total Return	20.94%	6.53%	9.70%#	41.22%	(37.24)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$523,158	$502,017	$593,381	$651,057	$527,412
Ratio of expenses to average net assets	2.24%	2.28%	2.26%	2.32%	2.34%
Ratio of net investment loss to
average net assets	(1.63)%	(1.91)%	(1.41)%	(2.08)%	(2.14)%
Portfolio turnover rate	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets	2.26%	2.33%	2.29%
Ratio of net investment loss to
average net assets	(1.65)%	(1.96)%	(1.44)%

See footnotes on page 32.

Financial Highlights

CLASS I

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$27.83	$25.81	$23.23	$16.23	$25.56
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.17)	(0.04)	(0.16)	(0.17)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	6.37	2.19	2.62	7.16	(9.16)
Total from Investment Operations	6.24	2.02	2.58	7.00	(9.33)
Net Asset Value, End of Year	$34.07	$27.83	$25.81	$23.23	$16.23

Total Return	22.42%	7.83%	11.11%#	43.13%	(36.50)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$23,805	$18,174	$18,932	$15,767	$9,798
Ratio of expenses to average net assets	1.02%	1.03%	1.02%	1.05%	1.11%
Ratio of net investment loss
to average net assets	(0.41)%	(0.66)%	(0.17)%	(0.82)%	(0.91)%
Portfolio turnover rate	187.30%	136.12%	127.49%	105.97%	89.61%
Without expense reimbursement:**
Ratio of expenses to average net assets	1.04%	1.08%	1.05%	—	1.12%
Ratio of net investment loss to
average net assets	(0.43)%	(0.71)%	(0.20)%	—	(0.92)%

See footnotes on page 32.

Financial Highlights

CLASS R
				4/30/03* to 12/31/03
	Year Ended December 31,
	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$27.09	$25.29	$22.89	$17.30
Income (Loss) from Investment Operations:
Net investment loss	(0.34)	(0.36)	(0.21)	(0.21)
Net realized and unrealized gain on investments
and foreign currency transactions	6.17	2.16	2.61	5.80
Total from Investment Operations	5.83	1.80	2.40	5.59
Net Asset Value, End of Period	$32.92	$27.09	$25.29	$22.89

Total Return	21.52%	7.12%	10.48%#	32.31%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$11,810	$5,742	$2,847	$36
Ratio of expenses to average net assets	1.74%	1.78%	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(1.13)%	(1.41)%	(0.91)%	(1.56	)%†
Portfolio turnover rate	187.30%	136.12%	127.49%	105.97	%ø
Without expense reimbursement:**
Ratio of expenses to average net assets	1.76%	1.83%	1.79%
Ratio of net investment loss to average net assets	(1.15)%	(1.46)%	(0.94)%

*	Commencement of offering of shares.
**	The Manager waived a portion of its management fee (Notes 3 and 11) from June 1, 2004 to May 31, 2006, and, at its discretion, reimbursed certain expenses of Class I shares in 2002.
†	Annualized.
ø	Computed at the Fund level for the year ended December 31, 2003.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman Communications and Information Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided
The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability
The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data of the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Performance
In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed performance information covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten- year rolling periods ending September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Science & Technology Funds Average, the Goldman Sachs Technology Index, the Standard & Poor’s 500 Composite Stock Price Index and to a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that the Fund’s results were significantly above its benchmarks and competitor average for the three- and five-year periods and for the first nine months of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been highly satisfactory.

Management Fee and Other Expenses
The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The Manager noted that an unregistered investment company, with investment objectives similar to those of the Fund, whose shares are sold primarily outside the United States, is a client of the Manager. The fee rate charged to that company is higher than that charged to the Fund, with the exception of a class of securities of such company offered exclusively to institutional investors, which has a lower rate than the Fund.

The directors noted that the Manager manages a registered investment company that is a “clone” of the Fund but is offered primarily to insurance company separate accounts. The directors further noted that the management fee rates paid the Fund is higher than the management fee rate paid by its “clone” portfolio. The Manager explained that the lower fee rate applicable to the clone portfolio was largely the result of fee rate increases at the Fund that had not been sought for the clone portfo-

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

lio. This was because, in view of the small size of the clone portfolio and the fact that, at various times, the clone portfolio had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for the clone portfolio to match those recommended for the Fund.

The directors also compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more clearly comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was well within the range of management fee rates paid by the funds in the peer group although slightly above the average and the median management fee rates for the peer group. The directors noted that the Fund’s effective fee rate reflects the effect of a breakpoint.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was lower than the median and average total expense ratios of the funds in the peer group. The directors recognized that the Fund’s favorable expense ratio resulted in part from economies of scales resulting from the Fund’s large size, including breakpoints in the management fee. They concluded that the Fund’s expense ratio was highly satisfactory.

Economies of Scale
The directors noted that the management fee schedule for the Fund includes breakpoints that reduce the fee rate on assets above specified levels, and that these breakpoints reduce the fee rate currently paid by the Fund. The directors recognized, however, that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Communications and Information Fund, Inc. is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3] • Director: December 2006 to Date** • Oversees 57 Portfolios in Fund Complex	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 41.

Directors and Officers

Independent Directors (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 41.

Directors and Officers

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris* (68) • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54) • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 60 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Thomas G. Rose (49) • Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President: 1992 to Date • Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

See footnotes on page 41.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Paul H. Wick (44) • Vice President and Portfolio Manager: 1990 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Communications and Information Portfolio.

Frank J. Nasta (42) • Secretary: 1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.
**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

END OF ANNUAL REPORT

EQCI2 12/06

FORM N-CSR

ITEM 2.	CODE OF ETHICS. As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2006	2005
	Audit Fees	$88,730	$84,500
	Audit-Related Fees	–	–
	Tax Fees	2,500	2,350
	All Other Fees	–	–

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2006	2005
	Audit-Related Fees	$141,710	$124,560
	Tax Fees	11,955	8,000
	All Other Fees	–	–

	Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-

upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs
(c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:
/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	March 9, 2007

By:
/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.